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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        DATE OF REPORT (Date of earliest event reported): March 28, 2003

                      AMERICAN GENERAL FINANCE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

      Indiana                       1-6155                         35-0416090
   (STATE OR OTHER              (COMMISSION FILE                (IRS EMPLOYER
   JURISDICTION OF                  NUMBER)                    IDENTIFICATION
   INCORPORATION)                                                      NUMBER)


                  601 N.W. Second Street, Evansville, IN 47708
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       Registrant's telephone number, including area code: (812) 424-8031

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Item 5. Other Events and Regulation FD Disclosure.

      On March 28, 2003, American General Finance Corporation (the "Company") established a program for the issuance from time to time of up to $1,000,000,000 aggregate principal amount (or the equivalent amount in one or more foreign currencies, including the Euro, or any composite currency) of the Company's IncomeNotes with maturities of 9 months or more from date of issue (the "Notes"). Any such issuance will be under the Company's previously filed Registration Statement on Form S-3 (Registration No. 333-100345) (the "Registration Statement") and the related Prospectus dated October 18, 2002 and Prospectus Supplement dated March 28, 2003.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits. The following Exhibits are filed as part of this Report and as Exhibits to the Registration Statement:


            Exhibit
            Number                           Description
            ------                           -----------
                 1    Form of Selling Agent Agreement relating to the Notes.

              4(a) Resolutions of the Terms and Pricing Committee establishing the terms of the Notes, certified by the Secretary of the Company.

              4(b)    Form of Note (Book-Entry).

                 5    Opinion of Timothy M. Hayes, General Counsel for the
                      Company, as to the legality of the Notes.

                 8 Opinion of Baker & Daniels, special counsel for the Company, as to certain federal tax matters.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         AMERICAN GENERAL FINANCE CORPORATION



Dated:  March 28, 2003                   By:  /s/ Donald R. Breivogel, Jr.
                                              ----------------------------------
                                              Name:  Donald R. Breivogel, Jr.
                                              Title:   Senior Vice President and
                                                       Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit
Number                     Description
------                     -----------
1           Form of Selling Agent Agreement relating to the Notes.

4(a) Resolutions of the Terms and Pricing Committee establishing the terms of the Notes, certified by the Secretary of the Company.

4(b)        Form of Note (Book-Entry).

5 Opinion of Timothy M. Hayes, General Counsel for the Company, as to the legality of the Notes.

8 Opinion of Baker & Daniels, special counsel for the Company, as to certain federal tax matters.